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                                                                EXHIBIT 10.3(21)


                               FIRST AMENDMENT TO
                  MASTER DEFINED CONTRIBUTION TRUST AGREEMENT
                                 by and between
                             A.H. BELO CORPORATION
                                      and
                                MELLON BANK, N.A.

         THIS FIRST AMENDMENT TO MASTER DEFINED CONTRIBUTION TRUST AGREEMENT is made and entered into this 3rd day of March, 1995, effective March 3rd, 1995 (this "Amendment"), by and between A.H. BELO CORPORATION (hereinafter referred to as the "Corporation") and MELLON BANK, N.A. (hereinafter referred to as the "Master Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Corporation and the Master Trustee made and entered into a Master Defined Contribution Trust Agreement (the "Agreement") on December 22, 1992, effective as of January 1, 1993; and

         WHEREAS, the Corporation and the Master Trustee desire to amend the Agreement in certain ways;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby amend the Agreement as follows:

         1. The representations and definitions set forth above are incorporated herein by this reference thereto.

         2.      The following text shall be added as new Section 1.4:

                          "1.4 Notwithstanding anything else in this Agreement to the contrary: (1) the Master Trustee is not a party to, and has no duties or
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                          responsibilities under, the Plans; (2) the
                          Administrative Committee shall be required to certify in writing to the Master Trustee the identity of any fiduciary which is named in the Plans and which has the power to manage and control Plan assets, and the Master Trustee shall be entitled to rely upon such certification until notified otherwise in writing by the Administrative Committee; (3) in any and all cases where the Master Trustee is required by this Agreement to act with reference to Plan terms, the Administrative Committee shall have the responsibility to certify the relevant provisions to the Master Trustee in writing, and the Master Trustee shall be entitled to rely upon such certification until notified otherwise in writing by the Administrative Committee; (4) absent written certification to the Master Trustee pursuant to this paragraph, the Master Trustee shall be chargeable with no knowledge of any Plan terms and shall be deemed to be in compliance with the Plans; and (5) in any case in which a provision of this Agreement conflicts with any provision in the Plans, this Agreement shall control. Notwithstanding the preceding sentence, the Master Trustee reserves the right to seek a judicial and/or administrative determination as to its proper course of action under this Agreement."

         3. Section 22.1 shall be amended by substituting "Section 2.6" for "Section 2.7".

         4. Except as set forth herein, the Agreement is hereby ratified and confirmed and remains in full force and effect.




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         IN WITNESS WHEREOF, the parties hereto, each intending to be legally bound hereby, have executed this First Amendment to Master Defined Contribution Trust Agreement as of the day and year first above written.

                                           A.H. BELO CORPORATION

                                           By      /s/ VICKY C. TEHERANI
                                             -----------------------------------
                                           Name:   Vicky C. Teherani
                                           Title:  Vice President & Treasurer

                                           MELLON BANK, N.A.

           REVIEWED                        By      /s/ ROBERT F. SASS
                                             -----------------------------------
         [ILLEGIBLE]                       Name:   Robert F. Sass
         -----------------                 Title:  Vice President
         LEGAL DEPARTMENT




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